UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) May 31, 2005

                          Third Wave Technologies, Inc.

             (Exact Name of Registrant as Specified in Its Charter)

Delaware                           000-31745                 39-1791034
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(State or Other Jurisdiction       (Commission               (IRS Employer
of Incorporation)                  File Number)              Identification No.)

502 South Rosa Road, Madison, Wisconsin                          53719
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (608) 273-8933
                                 --------------
              (Registrant's Telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 4.01 Changes in Registrant's Certifying Accountant.

      After evaluating several independent accounting firms, the audit committee of the board of directors of Third Wave Technologies, Inc. ("Third Wave") appointed Grant Thornton LLP as the company's independent public accountant for the 2005 fiscal year.

      In connection with this action, on May 31, 2005, Third Wave dismissed Ernst & Young LLP as its independent auditor for the fiscal year that commenced January 1, 2005. During Third Wave's two most recent fiscal years, the opinion of Ernst & Young LLP did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by Third Wave's audit committee and ratified by Third Wave's Board of Directors.

      During each of the two fiscal years ended December 31, 2003 and 2004, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference thereto in its reports for those periods. Additionally, during this time frame there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934.

      Third Wave requested that Ernst & Young LLP furnish a letter to it addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated June 2, 2005, is filed as Exhibit 16.1 to this Form 8-K.

      During the years ended December 31, 2003 and 2004, through May 31, 2005 (the date Grant Thornton LLP was appointed), neither Third Wave nor its audit committee consulted Grant Thornton LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any other matters or reportable events as defined in Items 304(a)(2)(i) and
(ii) of Regulation S-K, as there were none.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

      16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated June 2, 2005, regarding change in certifying accountant.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         THIRD WAVE TECHNOLOGIES, INC.

Date: June 3, 2005                  By:  /s/ Kevin T. Conroy
                                         ---------------------------------------
                                         Name: Kevin T. Conroy
                                         Title: Vice President, General Counsel
                                         and Secretary


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